                              Concorde Funds Logo

                                                               November 17, 1998

Dear Shareholders,

  We are pleased to present the Annual Report of Concorde Funds, Inc., for the fiscal year ended September 30, 1998.

CONCORDE VALUE FUND

  The total return for the Concorde Value Fund (the "Value Fund") for the fiscal year ended September 30, 1998 was -14.76% as the U.S. stock market succumbed to valuation and economic concerns during the last half of the Value Fund year. This performance compares with various unmanaged indices and fund groups as illustrated below.

CONCORDE VALUE FUND.........................................  -14.76%
S&P 500.....................................................    9.06%
NASDAQ Composite............................................    0.48%
Russell 2000................................................  -19.04%
Value Line Averages.........................................  -17.99%
Morningstar Mid Cap Value Funds.............................  -11.71%
Wilshire Mid Cap Value......................................   -7.35%

  The Value Fund experienced negative performance during the April-September period as the broader market peaked in April and larger cap stocks began a swift decline during July. Indices representing very large stocks, such as the S&P 500 and NASDAQ Composite, continued to outperform most groups as investors sought liquidity and "comfort" in very large and well known companies rather than pursuing the goal of maximizing investment value. This phenomenon has been persistent during the past two years and has become more pronounced during 1998. The Value Fund, an investor in stocks of companies of all sizes, shifted some assets from larger capitalizations to smaller and medium issues during the year, emphasizing what we believe represents better value.

  Performance among sectors within the Value Fund varied widely during the fiscal year. Market sectors producing positive total returns included conglomerates, consumer staples, entertainment, health services and utilities. Sectors with negative returns included consumer durables, energy and natural resources, finance and insurance, industrial cyclicals, retail trade and technology. Clearly the areas which are deemed to be more sensitive to slowing domestic and international economies were affected most during the market downturn.

  Tyco International, Playtex Products and SUPERVALU, Inc., which produced the most significant positive returns, are involved in less economically sensitive products and produced consistent corporate results. Fannie Mae was our only financial issue contributing a significant annual gain as its credit risk and revenue generating ability are considered quite stable. Health industry issues Johnson & Johnson and Merck benefited from consistent business results and the continued institutional investor preference for very large cap stocks in the marketplace. Vulcan Materials and Spartech produced positive total returns among the industrial cyclicals as their financial results outweighed other macro concerns. Tele-Communications, Inc., generated a large gain in the service sector, as a merger with AT&T was announced later in the year.

  Several stocks contributed most significantly to the negative total return for the fiscal year. Fedders stock price dropped as a result of uncertainty regarding their international expansion and liquidity in the small cap marketplace. Perrigo Company, the largest U.S. provider of private label pharmaceutical and personal care

                              Concorde Funds Logo

products, struggled with operational problems and the delayed sale of one business unit. Almost all of our energy and natural resource related holdings, including Atlantic Richfield, R&B Falcon Drilling, Triton Energy, and Weatherford International, generated significant unrealized losses. These stemmed primarily from lower crude oil prices that reduce revenues for producers, and lower exploration and development activity which reduces business to the oil service firms such as R&B Falcon and Weatherford. We believe the market has over discounted the long term prospects for the service firms and we continue to maintain stock positions in this area.

  Bankers Trust, Lehman Brothers Holdings and United Companies Financial stock prices all dropped significantly over the last half of the Fund's fiscal year as credit concerns, international financial distress and liquidity constraints impacted the financial sector. Bankers Trust and Lehman announced depressed results at year-end related to securities trading and client credit issues. United Companies was severely impacted by the growing liquidity squeeze on lower rated securities. Their ability to raise capital to continue growth and their ability to securitize originated mortgage loans decreased dramatically during the late summer of 1998. Columbia/HCA Healthcare stock was the sole health issue with a loss for the year. The Company is continuing to restructure as announced, and we feel the current valuation represents good value.

  The industrial cyclical issues generating the most significant losses were Republic Group, Superior Industries, and The Timken Company. Republic Group and Superior stocks dropped over concern about potential economic weakness. Timken reported operational difficulties and revenue weakness over the past quarter, and the stock price dropped ahead of the announcements.

  VICORP Restaurants stock turned in a moderately negative return despite significantly improved operating results. This is a good example of the lack of market liquidity in and broad investor disinterest for small cap stocks. We believe VICORP's stock currently represents excellent value.

  Most of our technology holdings, including Dallas Semiconductor, Electroglas, FSI International, and Motorola, recorded stock price declines as the effects of the Asian crisis were felt among most international hardware technology businesses. These companies have already reported results reflecting these problems; however, we believe their particular business niches represent good value at the current discounted prices. Two other technology service businesses, NCR and Intuit, generated gains as they reported good financial results.

  Our management approach of the Value Fund will continue to utilize our low turnover, value approach and we believe recent market volatility is presenting investment opportunities which should provide excellent investment performance over the next several years.

CONCORDE INCOME FUND

  While serving as a defensive investment vehicle, the total return for the Concorde Income Fund (the "Income Fund") of 0.92% was never the less disappointing as losses in the equity segments of the portfolios offset the moderate gains in the more heavily weighted fixed income components. Although difficult periods, such as the recent volatility in the equity markets, can produce short term negative results, the Income Fund's strategy and allocation should generate good and consistent total returns over time.

  The fixed income segments of the Income Fund, consisting primarily of U.S. Treasury and Agency notes, generated significant returns in the second half of the year as interest rates dropped. The U.S. Agency notes and high quality corporate preferred stock holdings did not appreciate as much as U.S. Treasuries, as investors, following a "flight to quality" strategy, moved into secure government instruments.

  The total return for the year for the government and agency bonds was evenly divided between capital appreciation and interest. Our corporate preferred stocks generated a small unrealized capital depreciation which was outweighed by their significant dividend income.

                              Concorde Funds Logo

  Most of the equity oriented income securities generated total return losses for the year. However, PIMCO Commercial Mortgage Trust, Strategic Global Income Fund and Bethlehem Steel C.V. Pfd. contributed to overall gains. Bankers Trust, Capstead Mortgage, and United Companies Financial Convertible Preferred all had significant losses as a result of company specific results and concerns, primarily related to the credit market turmoil and liquidity constraints that emerged in late summer. Our REIT holdings, including First Industrial Realty, HRPT Properties, Hospitality Properties and Corporate Office Property, generated total return losses as the REIT stock group adjusted to lower growth expectations. Our focused holdings are conservatively managed and financed, invest in lower risk type properties, and we believe are selling at very attractive levels. We will continue to maintain a meaningful investment in this area. Chemed Corp., a new holding, is involved in very recession resistant businesses but has declined in price during the overall market weakness. ICO Holdings, Inc. Conv. Pfd. had dropped, along with its related common stock, as corporate performance has been disappointing along with concerns over the energy and chemical industry slowdowns. Atlantic Richfield has underperformed with the energy group, but we continue to hold this quality company which pays a significant dividend.

  We will maintain our focus on generating income in all segments of the portfolio, while positioning the Income Fund when appropriate for capital gains. Our long term strategy remains to generate significant income from all sectors of the fund, while looking to the equity related securities for modest long term capital appreciation.

SUMMARY

  Thank you for your past and future support as we strive to maintain the highest standards in managing Concorde Funds, Inc.

                                            Sincerely,

                                            GARY B. WOOD SIGNATURE
                                            Gary B. Wood, Ph.D.
                                            President

--------------------------------------------------------------------------------

                              CONCORDE VALUE FUND
                           INVESTMENTS IN SECURITIES

                               SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                              SHARES OR
                                                              PRINCIPAL                        PERCENT OF
                                                                AMOUNT           VALUE         NET ASSETS
                                                              ---------       -----------      ----------
COMMON STOCKS
CONGLOMERATES
   Seagram Company Ltd......................................    18,000        $   516,375          3.59%
   Tyco International Ltd.(b)...............................     5,500            303,875          2.12%
                                                                              -----------        ------
                                                                                  820,250          5.71%
                                                                              -----------        ------
CONSUMER DURABLES
   Fedders Corporation Class A..............................    58,500            270,562          1.88%
                                                                              -----------        ------
CONSUMER STAPLES
   Perrigo Company(a).......................................    27,500            250,938          1.75%
   Playtex Products, Inc.(a)................................    32,200            452,812          3.15%
   SUPERVALU INC............................................    30,500            711,031          4.95%
                                                                              -----------        ------
                                                                                1,414,781          9.85%
                                                                              -----------        ------
ENERGY AND NATURAL RESOURCES
   Atlantic Richfield Company...............................     5,000            354,688          2.47%
   Maxxam Inc.(a)...........................................     8,550            467,044          3.25%
   TOTAL SA ADR(a)..........................................     7,000            439,687          3.06%
   Weatherford International, Inc.(a).......................    15,165            327,943          2.28%
                                                                              -----------        ------
                                                                                1,589,362         11.06%
                                                                              -----------        ------
ENTERTAINMENT
   Hasbro, Inc..............................................    18,500            545,750          3.80%
                                                                              -----------        ------
FINANCE AND INSURANCE
   Bankers Trust Corporation(c).............................     4,000            236,000          1.64%
   Delphi Financial Group, Inc.(a)..........................    12,240            481,950          3.35%
   Fannie Mae...............................................     7,300            469,025          3.26%
   Lehman Brothers Holdings.................................     9,000            254,250          1.77%
   United Companies Financial Corporation...................    24,000            192,000          1.34%
                                                                              -----------        ------
                                                                                1,633,225         11.36%
                                                                              -----------        ------
HEALTH
   Columbia/HCA Healthcare Corporation......................    12,900            258,806          1.80%
   Johnson & Johnson(d).....................................     8,000            626,000          4.36%
   Merck & Co., Inc.........................................     5,000            647,813          4.51%
                                                                              -----------        ------
                                                                                1,532,619         10.67%
                                                                              -----------        ------
INDUSTRIAL CYCLICALS
   Lockheed Martin Corporation..............................     5,300            534,306          3.72%
   Republic Group, Inc......................................    20,675            275,236          1.92%
   Spartech Corporation.....................................    19,800            340,313          2.37%
   Superior Industries International, Inc...................    14,500            331,687          2.31%
   The Timken Company.......................................    16,800            254,100          1.77%
   Vulcan Materials Company.................................     4,900            495,819          3.45%
                                                                              -----------        ------
                                                                                2,231,461         15.54%
                                                                              -----------        ------

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                              CONCORDE VALUE FUND
                    INVESTMENTS IN SECURITIES -- (CONTINUED)

                               SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                              SHARES OR
                                                              PRINCIPAL                        PERCENT OF
                                                                AMOUNT           VALUE         NET ASSETS
                                                              ---------       -----------      ----------
COMMON STOCKS (Continued)
RETAIL TRADE
   VICORP Restaurants, Inc.(a)..............................    27,200        $   368,900          2.57%
                                                                              -----------        ------
SERVICES
   Chemed Corporation.......................................    14,200            398,488          2.77%
   Chris-Craft Industries, Inc.(a)..........................    10,404            459,726          3.20%
   Intuit Inc.(a)...........................................     8,100            377,156          2.63%
   NCR Corporation(a).......................................    17,600            506,000          3.52%
   Tele-Communications, Inc.(a)(e)..........................     8,000            313,000          2.18%
                                                                              -----------        ------
                                                                                2,054,370         14.30%
                                                                              -----------        ------
TECHNOLOGY
   Dallas Semiconductor Corporation.........................    15,900            429,300          2.99%
   Electroglas Inc.(a)......................................    17,500            152,031          1.06%
   FSI International, Inc.(a)...............................    27,500            144,375          1.00%
   Motorola, Inc............................................    10,200            435,413          3.03%
                                                                              -----------        ------
                                                                                1,161,119          8.08%
                                                                              -----------        ------
TOTAL COMMON STOCKS (cost $11,947,584)......................                   13,622,399         94.82%
                                                                              -----------        ------
SHORT TERM DEMAND NOTES
   American Family Financial Services, 4.9628%..............   101,259            101,259          0.70%
   Pitney Bowes Credit Corp., 4.9487%.......................   109,196            109,196          0.76%
   Warner Lambert, 4.9630%..................................   240,650            240,650          1.68%
   Wisconsin Electric Power Corporation, 4.9628%............   210,000            210,000          1.46%
                                                                              -----------        ------
TOTAL SHORT TERM DEMAND NOTES (cost $661,105)...............                      661,105          4.60%
                                                                              -----------        ------
CERTIFICATE OF DEPOSIT
   Firstar Bank Milwaukee, 5.21%, due 1-13-99 (cost
     $4,828)................................................                        4,828          0.03%
                                                                              -----------        ------
TOTAL INVESTMENTS IN SECURITIES (cost $12,613,517)..........                  $14,288,332         99.45%
                                                                              ===========        ======

---------------

Notes:

 (a) Presently non-income producing

 (b) 5,500 shares subject to option

 (c) 4,000 shares subject to option

 (d) 3,000 shares subject to option

 (e) 8,000 shares subject to option

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                              CONCORDE VALUE FUND

                          COVERED CALL OPTIONS WRITTEN

                               SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                                  SHARES
                                                                 SUBJECT
                                                                 TO CALL         VALUE
                                                              --------------    --------
COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE
   Bankers Trust Corporation/January/85.....................      2,000         $  1,875
   Bankers Trust Corporation/October/60.....................      2,000            5,125
   Johnson & Johnson/January/60.............................      3,000           57,375
   Tele-Communications, Inc./October/30.....................      8,000           72,000
   Tyco International Ltd./October/45.......................      5,500           56,375
                                                                                --------
TOTAL (premiums received $230,002)..........................                    $192,750
                                                                                ========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                              CONCORDE VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $12,613,517)...  $14,288,332
   Receivables
     Securities sold........................................      270,002
     Dividends..............................................       11,170
     Interest...............................................        3,750
   Other assets.............................................        3,342
                                                              -----------
TOTAL ASSETS................................................   14,576,596
                                                              -----------
LIABILITIES
   Covered call options written, at value (premiums received
     $230,002)..............................................      192,750
   Investment advisory fee payable..........................       10,992
   Accrued expenses.........................................        5,908
                                                              -----------
TOTAL LIABILITIES...........................................      209,650
                                                              -----------
NET ASSETS
   Equivalent to $15.36 per share on 935,377 shares of
     capital stock outstanding..............................  $14,366,946
                                                              ===========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                              CONCORDE VALUE FUND
                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Investment income
     Dividends..............................................  $   200,859
     Interest...............................................       66,082
     Other..................................................        1,320
                                                              -----------
   Total investment income..................................      268,261
                                                              -----------
   Expenses
     Investment advisory fee................................      160,844
     Custodian fees.........................................        6,315
     Printing, postage and delivery.........................       11,769
     Accounting fees........................................       23,774
     Transfer agent fees....................................       14,979
     Legal fees.............................................        8,900
     Registration fees......................................        1,587
     Audit fees.............................................       13,419
     Other expenses.........................................        6,026
                                                              -----------
   Total expenses...........................................      247,613
                                                              -----------
   NET INVESTMENT INCOME....................................       20,648
                                                              -----------
REALIZED GAIN AND UNREALIZED DEPRECIATION ON INVESTMENTS AND
 REALIZED
 LOSS AND UNREALIZED APPRECIATION ON COVERED CALL OPTIONS
   WRITTEN
   Net realized gain on investments in securities...........    2,493,423
   Net realized loss on covered call options written........     (141,798)
   Net change in unrealized appreciation of investments in
     securities.............................................   (4,912,437)
   Net change in unrealized appreciation of covered call
     options written........................................       67,843
                                                              -----------
   NET LOSS ON INVESTMENTS..................................   (2,492,969)
                                                              -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $(2,472,321)
                                                              ===========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                              CONCORDE VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                    YEARS ENDED SEPTEMBER 30, 1998 AND 1997

--------------------------------------------------------------------------------

                                                                 1998             1997
                                                              -----------      -----------
CHANGE IN NET ASSETS FROM OPERATIONS
   Net investment income....................................  $    20,648      $    54,889
   Net realized gain on investments.........................    2,351,625        1,403,743
   Net change in unrealized appreciation of investments.....   (4,844,594)       3,572,829
                                                              -----------      -----------
   Net increase (decrease) in net assets resulting from
     operations.............................................   (2,472,321)       5,031,461
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income....................................      (49,504)         (71,773)
   Net realized gains on investments........................   (1,385,134)        (777,879)
CAPITAL SHARE TRANSACTIONS..................................      742,239          769,600
                                                              -----------      -----------
   Total increase (decrease) in net assets..................   (3,164,720)       4,951,409
NET ASSETS
   Beginning of year........................................   17,531,666       12,580,257
                                                              -----------      -----------
   End of year (including undistributed net investment
     income of $2,126 and $30,982, respectively)............  $14,366,946      $17,531,666
                                                              ===========      ===========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                              CONCORDE VALUE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                               YEAR ENDED SEPTEMBER 30,
                                                              -----------------------------------------------------------
                                                               1998         1997         1996         1995         1994
                                                              -------      -------      -------      -------      -------
PER SHARE DATA(1):
   Net asset value, beginning of year.......................  $ 19.66      $ 14.95      $ 13.33      $ 12.28      $ 13.11
                                                              -------      -------      -------      -------      -------
   Income (loss) from investment operations:
     Net investment income..................................     0.02         0.06         0.07         0.06         0.04
     Net realized and unrealized gain (loss) on
       investments..........................................    (2.73)        5.66         1.73         1.47         0.55
                                                              -------      -------      -------      -------      -------
     Total income (loss) from investment operations.........    (2.71)        5.72         1.80         1.53         0.59
                                                              -------      -------      -------      -------      -------
   Less distributions:
     Distributions from net investment income...............    (0.06)       (0.09)       (0.06)       (0.06)       (0.03)
     Distributions from net realized gains..................    (1.53)       (0.92)       (0.12)       (0.42)       (1.39)
                                                              -------      -------      -------      -------      -------
     Total from distributions...............................    (1.59)       (1.01)       (0.18)       (0.48)       (1.42)
                                                              -------      -------      -------      -------      -------
   Net asset value, end of year.............................  $ 15.36      $ 19.66      $ 14.95      $ 13.33      $ 12.28
                                                              =======      =======      =======      =======      =======
TOTAL RETURN................................................   (14.76)%      40.53%       13.64%       13.32%        5.04%
                                                              =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands)...................  $14,367      $17,532      $12,580      $12,235      $12,003
   Ratio of expenses to average net assets..................     1.39%        1.60%        1.62%        1.74%        1.69%
   Ratio of net investment income to average net assets.....     0.12%        0.38%        0.53%        0.52%        0.33%
   Portfolio turnover rate..................................    44.62%       30.62%       26.10%       22.42%       75.43%
   Average brokerage commission rate paid(2)................  $0.0711      $0.0711      $0.0551
   Shares outstanding at end of year........................  935,377      891,633      841,293      917,929      977,095

---------------

(1) Per share information has been calculated using the average number of shares outstanding.

(2) Brokerage commissions paid on securities transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the Fund's Statement of Operations. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of securities for the year by the total number of related shares purchased and sold.

   The accompanying notes are an integral part of these financial highlights.

--------------------------------------------------------------------------------

                              CONCORDE VALUE FUND

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization and Nature of Operations

     Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital, without exposing capital to undue risks. The Company may designate one or more series of common stock. Presently, the Company has designated only one additional series, Concorde Income Fund. Each capital share in the Fund represents an equal proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

 Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

                              CONCORDE VALUE FUND

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

 Valuation of Securities

     Securities are valued at the close of each business day. Securities traded on national securities exchanges or on the national market systems are valued at the last reported sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which is equivalent to value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

 Security Transactions and Investment Income

     Security transactions are accounted for on the date the securities are purchased or sold, plus one day. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

 Income Taxes

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income or excise tax provision is required.

     There are no material differences between the cost of investments in securities for financial statement and income tax purposes. Also, due to the timing of distributions to shareholders, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

 Distributions to Shareholders

     Dividends declared and paid from net investment income or net realized gains are recorded on the ex-dividend date.

NOTE 2 -- COVERED CALL OPTIONS WRITTEN

     As of September 30, 1998, investment securities valued at $1,087,625 were held by the custodian in connection with covered call options written by the Fund.

     Transactions in covered call options written for the year ended September 30, 1998 were as follows:

                                                              NUMBER OF
                                                              CONTRACTS     AMOUNTS
                                                              ---------   -----------
Beginning...................................................       95     $    88,472
Written.....................................................    1,585       1,346,033
Expired.....................................................     (200)        (45,836)
Exercised...................................................      (35)        (22,628)
Closed......................................................   (1,240)     (1,136,039)
                                                               ------     -----------
Ending......................................................      205     $   230,002
                                                               ======     ===========

NOTE 3 -- DISTRIBUTION TO SHAREHOLDERS

     A distribution to shareholders of $1.59 per share aggregating $1,434,638 was declared on December 11, 1997 from net investment income and net realized gains from investment transactions. The distribution was paid on December 18, 1997 to shareholders of record on December 16, 1997.

     At September 30, 1998, the Fund had undistributed net realized gains of $2,320,022.

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

     As of September 30, 1998, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund's series (Series A), 10,000,000 shares are classified as Concorde Income Fund series (Series B), and the remaining balance is unallocated for future use. As of September 30, 1998, capital paid-in aggregated $10,332,731.

--------------------------------------------------------------------------------

                              CONCORDE VALUE FUND

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

     Transactions in shares of capital stock for the years ended September 30, 1998 and 1997 were as follows:

                                                                      1998                     1997
                                                              ---------------------    --------------------
                                                              SHARES       AMOUNT      SHARES      AMOUNT
                                                              -------    ----------    ------    ----------
Shares sold.................................................   98,762    $1,761,328    37,485    $  633,173
Shares issued in reinvestment of dividends..................   81,667     1,424,268    56,714       833,699
                                                              -------    ----------    ------    ----------
                                                              180,429     3,185,596    94,199     1,466,872
Shares redeemed.............................................  136,685     2,443,357    43,859       697,272
                                                              -------    ----------    ------    ----------
Net increase................................................   43,744    $  742,239    50,340    $  769,600
                                                              =======    ==========    ======    ==========

NOTE 5 -- INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $7,688,113 and $7,404,082, respectively, for the year ended September 30, 1998. Net loss on investments for the year ended September 30, 1998 was $2,492,969. That amount represents the net decrease in value of investment securities held during the year. As of September 30, 1998, the aggregate unrealized appreciation and depreciation of investment securities and covered call options written was as follows:

Unrealized appreciation.....................................  $ 3,377,288
Unrealized depreciation.....................................   (1,665,221)
                                                              -----------
Net unrealized appreciation.................................  $ 1,712,067
                                                              ===========

NOTE 6 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Advisor) to act as the Fund's investment advisor. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 0.9% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $160,844 for the year ended September 30, 1998, of which $10,992 was payable at year end.

     Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor.

--------------------------------------------------------------------------------

                              CONCORDE VALUE FUND

                          INDEPENDENT AUDITOR'S REPORT

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders
Concorde Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Concorde Value Fund portfolio of Concorde Funds, Inc., including the schedules of investments in securities and covered call options written, as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 1996 of Concorde Value Fund were audited by other auditors whose report dated November 4, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund portfolio of Concorde Funds, Inc. as of September 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                            KINDER & WYMAN, P.C.

Irving, Texas
October 22, 1998

--------------------------------------------------------------------------------

                              CONCORDE INCOME FUND

                           INVESTMENTS IN SECURITIES

                               SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                              SHARES OR
                                                              PRINCIPAL                PERCENT OF
                                                               AMOUNT       VALUE      NET ASSETS
                                                              ---------   ----------   ----------
BONDS AND NOTES
FEDERAL AGENCY OBLIGATIONS
   Federal Farm Credit Bank, 5.92%, due 2/24/2003, callable
     2/24/2000..............................................   100,000    $  101,770      2.11%
   Federal Farm Credit Bank, 6.2%, due 11/26/2003...........   100,000       106,409      2.21%
   Federal Home Loan Bank, 6.03%, due 10/13/2000............   200,000       205,235      4.26%
   Federal Home Loan Bank, 7.02%, due 5/24/2001, callable
     11/24/1998.............................................   100,000       100,241      2.08%
   Federal Home Loan Bank, 6.31%, due 4/07/2003, callable
     4/7/1999...............................................   100,000       100,688      2.09%
   Federal Home Loan Mortgage Corporation, 6.783%, due
     8/18/2005..............................................   100,000       110,556      2.29%
   Federal Home Loan Mortgage Corporation, 5.9%, due
     2/14/2006..............................................   150,000       158,380      3.29%
   Federal Home Loan Mortgage Corporation, 6.99%, due
     7/26/2006..............................................   200,000       225,573      4.68%
   Federal Home Loan Mortgage Corporation, 6.943%, due
     3/21/2007..............................................   100,000       113,353      2.35%
   Federal National Mortgage Association, 6.85%, due
     8/22/2005..............................................   200,000       221,943      4.61%
   Federal National Mortgage Association, 5.8%, due
     2/22/2006..............................................   100,000       105,014      2.18%
   Federal National Mortgage Association, 6.41%, due
     3/08/2006..............................................   200,000       217,617      4.52%
   Federal National Mortgage Association, 6.7%, due
     6/19/2007..............................................   200,000       223,920      4.65%
   Student Loan Marketing Association, 5.875%, due
     3/17/2000..............................................   100,000       101,609      2.11%
                                                                          ----------     -----
                                                                           2,092,308     43.43%
                                                                          ----------     -----
U.S. TREASURY OBLIGATIONS
   U.S. Treasury Note, 6.25%, due 2/15/2003.................   200,000       215,000      4.46%
   U.S. Treasury Note, 5.75%, due 8/15/2003.................   200,000       212,250      4.41%
   U.S. Treasury Bond, 7.25%, due 5/15/2016.................   400,000       497,375     10.32%
                                                                          ----------     -----
                                                                             924,625     19.19%
                                                                          ----------     -----
TOTAL BONDS AND NOTES (cost $2,809,447).....................               3,016,933     62.62%
                                                                          ----------     -----
CLOSED-END FIXED INCOME FUNDS
   PIMCo Commercial Mortgage Securities Trust Inc...........     9,200       123,625      2.57%
   Strategic Global Income Fund Inc.........................    11,300       130,656      2.71%
                                                                          ----------     -----
TOTAL CLOSED-END FIXED INCOME FUNDS (cost $257,428).........                 254,281      5.28%
                                                                          ----------     -----
COMMON STOCKS
ENERGY AND NATURAL RESOURCES
   Atlantic Richfield Company...............................     1,200        85,125      1.77%
                                                                          ----------     -----
FINANCE AND INSURANCE
   Bankers Trust Corporation(a).............................       900        53,100      1.10%
                                                                          ----------     -----
REAL ESTATE
   Corporate Office Properties Trust, Inc...................    10,000        79,375      1.65%
   First Industrial Realty Trust, Inc.......................     5,500       140,250      2.91%
   HRPT Property Trust......................................     5,600        90,300      1.87%
   Hospitality Properties Trust.............................     4,100       121,975      2.53%
                                                                          ----------     -----
                                                                             431,900      8.96%
                                                                          ----------     -----
SERVICES
 Chemed Corporation.........................................     4,000       112,250      2.33%
                                                                          ----------     -----
TOTAL COMMON STOCKS (cost $758,891).........................                 682,375     14.16%
                                                                          ----------     -----

The accompanying notes are an integral part of these financial statements keys.

--------------------------------------------------------------------------------

                              CONCORDE INCOME FUND

                    INVESTMENTS IN SECURITIES -- (CONTINUED)

                               SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                              SHARES OR
                                                              PRINCIPAL                PERCENT OF
                                                               AMOUNT       VALUE      NET ASSETS
                                                              ---------   ----------   ----------
PREFERRED STOCKS
   Bear Stearns, 8% Series A Preferred......................     2,500    $   61,875      1.28%
   Conseco Finance, 9.16% Preferred.........................     2,500        64,062      1.33%
   First Industrial Realty Trust, 8.75% Series A
     Preferred..............................................     2,100        49,350      1.02%
   Merrill Lynch Capital Trust, 8% Class C Preferred........     2,200        57,750      1.20%
   Phillips 66 Capital, 8.24% Preferred.....................     2,000        51,375      1.07%
   Public Storage, Inc., 8.45% Series H Preferred...........     2,400        60,300      1.25%
   Santander Finance, 7.9% Non-Cum Series B Preferred.......     2,300        56,925      1.18%
   Time Warner Capital, 8.87% Preferred.....................     3,000        77,812      1.62%
                                                                          ----------     -----
TOTAL PREFERRED STOCKS (cost $484,869)......................                 479,449      9.95%
                                                                          ----------     -----
CONVERTIBLE PREFERRED STOCKS
   Bethlehem Steel Corp., $5 Cum Preferred..................     1,500        79,125      1.64%
   ICO, Inc. Preferred......................................     3,400        58,225      1.21%
   United Companies Financial Corporation Preferred.........     3,000        47,625      0.99%
                                                                          ----------     -----
TOTAL CONVERTIBLE PREFERRED STOCKS (cost $291,682)..........                 184,975      3.84%
                                                                          ----------     -----
SHORT TERM DEMAND NOTES
   American Family, 4.9628%.................................   111,387       111,387      2.31%
   Warner Lambert, 4.963%...................................    44,103        44,103      0.92%
                                                                          ----------     -----
TOTAL SHORT TERM DEMAND NOTES (cost $155,490)...............                 155,490      3.23%
                                                                          ----------     -----
   TOTAL INVESTMENTS IN SECURITIES (cost $4,757,807)........              $4,773,503     99.08%
                                                                          ==========     =====

---------------

Notes: (a) 900 shares subject to option

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                              CONCORDE INCOME FUND

                          COVERED CALL OPTIONS WRITTEN

                               SEPTEMBER 30, 1998

--------------------------------------------------------------------------------

                                                                  SHARES
                                                                 SUBJECT
                                                                 TO CALL        VALUE
                                                              --------------    ------
COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE
   Bankers Trust Corporation/October/60.....................        900         $2,306
                                                                                ------
TOTAL (premiums received $8,337)............................                    $2,306
                                                                                ======

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                              CONCORDE INCOME FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value (cost $4,757,807)....  $4,773,503
   Receivables
     Dividends..............................................       8,705
     Interest...............................................      40,236
     Expense reimbursement due from Advisor.................       1,776
   Organization costs, net..................................      14,057
                                                              ----------
TOTAL ASSETS................................................   4,838,277
                                                              ----------
LIABILITIES
   Covered call options written, at value (premiums received
     $8,337)................................................       2,306
   Investment advisory fee payable..........................       2,766
   Accrued expenses.........................................      15,625
                                                              ----------
TOTAL LIABILITIES...........................................      20,697
                                                              ----------
NET ASSETS
   Equivalent to $10.01 per share on 481,341 shares of
     capital stock outstanding..............................  $4,817,580
                                                              ==========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                              CONCORDE INCOME FUND

                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Investment income
     Dividends..............................................  $ 120,718
     Interest...............................................    177,339
                                                              ---------
   Total investment income..................................    298,057
                                                              ---------
   Expenses
     Investment advisory fee................................     31,277
     Custodian fees.........................................      2,179
     Printing, postage and delivery.........................     14,160
     Accounting fees........................................     27,895
     Transfer agent fees....................................      9,659
     Legal fees.............................................     10,204
     Registration fees......................................      2,330
     Audit fees.............................................      6,446
     Amortization...........................................      2,682
     Other expenses.........................................      3,055
                                                              ---------
   Total expenses...........................................    109,887
   Expense reimbursement by Advisor.........................    (25,222)
                                                              ---------
   Expenses, net of reimbursement by Advisor................     84,665
                                                              ---------
   NET INVESTMENT INCOME....................................    213,392
                                                              ---------
REALIZED LOSS AND UNREALIZED DEPRECIATION ON INVESTMENTS AND
 REALIZED GAIN AND UNREALIZED APPRECIATION ON COVERED CALL
 OPTIONS WRITTEN
   Net realized loss on investments in securities...........    (30,319)
   Net realized gain on covered call options written........     22,622
   Net change in unrealized appreciation of investments in
     securities.............................................   (176,822)
   Net change in unrealized appreciation of covered call
     options written........................................      6,031
                                                              ---------
   NET LOSS ON INVESTMENTS..................................   (178,488)
                                                              ---------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....  $  34,904
                                                              =========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                              CONCORDE INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                    YEARS ENDED SEPTEMBER 30, 1998 AND 1997
--------------------------------------------------------------------------------

                                                                 1998         1997
                                                              ----------   ----------
CHANGE IN NET ASSETS FROM OPERATIONS
 Net investment income......................................  $  213,392   $  146,941
 Net realized loss on investments...........................      (7,697)     (20,770)
 Net change in unrealized appreciation of investments.......    (170,791)     196,669
                                                              ----------   ----------
 Net increase in net assets resulting from operations.......      34,904      322,840
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income......................................    (215,820)    (164,612)
CAPITAL SHARE TRANSACTIONS..................................   1,078,529    1,544,788
                                                              ----------   ----------
 Total increase in net assets...............................     897,613    1,703,016
NET ASSETS
 Beginning of year..........................................   3,919,967    2,216,951
                                                              ----------   ----------
 End of the year (including undistributed net investment
   income of $218 and $2,646, respectively).................  $4,817,580   $3,919,967
                                                              ==========   ==========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                              CONCORDE INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                              PERIOD ENDED SEPTEMBER 30,
                                                              ---------------------------
                                                               1998      1997     1996(3)
                                                              -------   -------   -------
PER SHARE DATA (1):
   Net asset value, beginning of period.....................  $ 10.41   $  9.94   $ 10.00
                                                              -------   -------   -------
   Income from investment operations:
     Net investment income..................................     0.49      0.49      0.25
     Net realized and unrealized gain (loss) on
      investments...........................................    (0.39)     0.52     (0.18)
                                                              -------   -------   -------
     Total income from investment operations................     0.10      1.01      0.07
                                                              -------   -------   -------
   Less distributions:
     Distributions from net investment income...............    (0.50)    (0.54)    (0.13)
                                                              -------   -------   -------
   Net asset value, end of period...........................  $ 10.01   $ 10.41   $  9.94
                                                              =======   =======   =======
TOTAL RETURN................................................     0.92%    10.41%     0.71%
                                                              =======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands).................  $ 4,818   $ 3,920   $ 2,217
   Ratio of expenses (net of reimbursement) to average net
     assets.................................................     1.89%     1.99%     2.01%
   Ratio of net investment income to average net assets.....     4.78%     4.86%     2.51%
   Portfolio turnover rate..................................    18.84%    20.07%    29.77%
   Average brokerage commission rate paid(2)................  $0.0675   $0.0794   $0.1403
   Shares outstanding at end of period......................  481,341   376,468   223,052

---------------

(1) Per share information has been calculated using the average number of shares outstanding.

(2) Brokerage commissions paid on securities transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the Fund's Statement of Operations. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of securities for the period by the total number of related shares purchased and sold.

(3) Period from January 22,1996 (commencement of operations) through September 30, 1996. Total return and other ratios are not annualized.

   The accompanying notes are an integral part of these financial highlights.

--------------------------------------------------------------------------------

                              CONCORDE INCOME FUND

                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization and Nature of Operations

     Concorde Income Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was December 4, 1995. The primary investment objective of the Fund is to produce current income. The Company may designate one or more series of common stock. Presently, the Company has designated only one additional series, Concorde Value Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

 Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Securities

     Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Securities traded on national securities exchanges or on the national market systems are valued at the last reported sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes are stated at amortized cost, which is equivalent to value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

 Security Transactions and Investment Income

     Security transactions are accounted for on the date the securities are purchased or sold, plus one day. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

 Organization Costs

     Organization costs of $25,426 have been capitalized and are being amortized on a straight-line basis over a period of sixty months from commencement of operations. If any of the initial shares are redeemed before all the organization costs have been amortized, the proceeds will be reduced by the redeemed share's prorata share of the then-unamortized organization costs, in the same proportion as the number of shares redeemed bears to the total number of initial shares outstanding.

 Income Taxes

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income or excise tax provision is required.

     There are no material differences between the cost of investments in securities for financial statement and income tax purposes. Also, due to the timing of distributions to shareholders, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

 Distributions to Shareholders

     Dividends declared and paid from net investment income or net realized gains are recorded on the ex-dividend date.

NOTE 2 -- COVERED CALL OPTIONS WRITTEN

     As of September 30, 1998, investment securities valued at $53,100 were held by the custodian in connection with covered call options written by the Fund.

     Transactions in covered call options written for the year ended September 30, 1998 were as follows:

                                                              NUMBER OF
                                                              CONTRACTS   AMOUNTS
                                                              ---------   --------
Beginning...................................................       0      $      0
Written.....................................................     116        57,567
Expired.....................................................      --            --
Exercised...................................................     (10)       (2,618)
Closed......................................................     (97)      (46,612)
                                                                 ---      --------
Ending......................................................       9      $  8,337
                                                                 ===      ========

--------------------------------------------------------------------------------

                              CONCORDE INCOME FUND

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

--------------------------------------------------------------------------------

NOTE 3 -- DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders from net investment income were as follows:

                                                                                     PER
      RECORD                                     PAID                               SHARE    AMOUNT
      ------                                     ----                               -----   --------
December 16, 1997    December 18, 1997...........................................   $0.13   $ 49,974
March 24, 1998       March 26, 1998..............................................    0.12     51,435
June 23, 1998        June 25, 1998...............................................    0.12     53,869
September 22, 1998   September 24, 1998..........................................    0.13     60,542
                                                                                    -----   --------
                                                                                    $0.50   $215,820
                                                                                    =====   ========

     At September 30, 1998, the Fund had available for federal income tax purposes a capital loss carryforward of $54,426 of which $25,959 expires in 2004, $20,770 expires in 2005 and $7,697 expires in 2006.

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

     As of September 30, 1998, there were 30,000,000 shares of $1 par value capital stock authorized of which 10,000,000 shares are classified as the Fund's series (Series B), 9,841,293 shares are classified as Concorde Value Fund series (Series A), and the remaining balance is unallocated for future use. As of September 30, 1998, capital paid-in aggregated $4,849,885.

     Transactions in shares of capital stock for the years ended September 30, 1998 and 1997 were as follows:

                                                                      1998                   1997
                                                              --------------------   --------------------
                                                              SHARES      AMOUNT     SHARES      AMOUNT
                                                              -------   ----------   -------   ----------
Shares sold.................................................  142,648   $1,464,701   140,977   $1,419,062
Shares issued in reinvestment of dividends..................   21,177      215,276    16,240      164,005
                                                              -------   ----------   -------   ----------
                                                              163,825    1,679,977   157,217    1,583,067
Shares redeemed.............................................   58,952      601,448     3,801       38,279
                                                              -------   ----------   -------   ----------
Net increase................................................  104,873   $1,078,529   153,416   $1,544,788
                                                              =======   ==========   =======   ==========

NOTE 5 -- INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $771,438 and $169,000, respectively, for fixed income funds, common stocks, preferred stocks and convertible preferred stocks, and $1,104,962 and $616,406, respectively, for U.S. government obligations for the year ended September 30, 1998. Net loss on investments for the year ended September 30, 1998 was $178,448. That amount represents the net decrease in value of investment securities held during the year. As of September 30, 1998, the aggregate unrealized appreciation and depreciation of investment securities and covered call options written was as follows:

Unrealized appreciation.....................................  $ 230,341
Unrealized depreciation.....................................   (208,614)
                                                              ---------
Net unrealized appreciation.................................  $  21,727
                                                              =========

NOTE 6 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Advisor) to act as the Fund's investment advisor. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 0.7% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $31,277 for the year ended September 30, 1998, of which $2,766 was payable at year end. Under an expense reimbursement agreement the Advisor is required to reimburse the Fund for expenses in excess of 2% of average daily net assets, computed daily and reimbursed monthly. The expense reimbursement under this agreement for the year ended September 30, 1998 was $25,222, of which $1,776 was due from advisor at year end.

     Certain directors and officers of the Company are also directors, officers and/or employees of the Advisor.

--------------------------------------------------------------------------------

                              CONCORDE INCOME FUND

                          INDEPENDENT AUDITOR'S REPORT

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders
Concorde Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Concorde Income Fund portfolio of Concorde Funds, Inc., including the schedules of investments in securities and covered call options written, as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Concorde Income Fund for the period ended September 30, 1996, were audited by other auditors whose report dated November 4, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Income Fund portfolio of Concorde Funds, Inc. as of September 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                            KINDER & WYMAN, P.C.

Irving, Texas
October 22, 1998

INVESTMENT ADVISOR
  Concorde Investment Management
  1500 Three Lincoln Centre
  5430 LBJ Freeway
  Dallas, Texas 75240

OFFICERS
  Gary B. Wood, Ph.D.
  President and Treasurer
  John A. Stetter
  Secretary

DIRECTORS
  John R. Bradford, Ph.D.
  Gilbert F. Hartwell
  John H. Wilson
  Gary B. Wood, Ph.D.

CUSTODIAN
  Firstar Bank Milwaukee
  777 E. Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
  Firstar Mutual Fund Services, LLC
  Mutual Fund Services, 3rd Floor
  615 East Michigan Street
  Milwaukee, Wisconsin 53202

INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
  Kinder & Wyman, P.C.
  511 E. John Carpenter Freeway
  Suite 200
  Irving, Texas 75062

LEGAL COUNSEL
  Foley & Lardner
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TELEPHONE
  (972) 387-8258
  (Fund information)

  (800) 294-1699
  (Shareholder account information)

                                      LOGO

                              A FAMILY OF NO-LOAD
                                  MUTUAL FUNDS

                                 ANNUAL REPORT
                            DATED SEPTEMBER 30, 1998

                       LOGO